UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2026

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Secured Notes Offering

On September 14, 2026, Sabre Corporation (“Sabre”) issued a press release announcing an offering (the “Offering”) by its wholly-owned subsidiary Sabre Financial Borrower, LLC (“Sabre Financial”) of $1,100,000,000 aggregate principal amount of senior secured notes due 2032 (the “Secured Notes”). A copy of the press release announcing the Offering is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

In addition, on September 15, 2026, Sabre issued a press release announcing the pricing of an upsized Offering of $1,350,000,000 aggregate principal amount of the Secured Notes, an upsize of $250,000,000 over the amount previously announced. A copy of the press release announcing the pricing of the upsized Offering is filed as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Sabre Financial Tender Offer and Consent Solicitation

On September 14, 2026, Sabre issued a press release announcing the commencement of a tender offer by Sabre Financial to purchase for cash (the “Sabre Financial Tender Offer”) any and all of its outstanding 11.125% Senior Secured Notes due 2029 (the “Sabre Financial Securities”) and a concurrent solicitation of consents (the “Consent Solicitation”) for amendments to the Sabre Financial Securities and the indenture under which the Sabre Financial Securities are issued, each upon the terms and subject to the conditions set forth in an Offer to Purchase and Consent Solicitation Statement dated September 14, 2026.

A copy of the press release announcing the Sabre Financial Tender Offer and Consent Solicitation is filed as Exhibit 99.3 to this Form 8-K and incorporated by reference herein.

Sabre GLBL Tender Offers

On September 15, 2026, Sabre issued a press release announcing the commencement of additional tender offers by its wholly-owned subsidiary, Sabre GLBL Inc. (“Sabre GLBL”) to purchase for cash (the “Sabre GLBL Tender Offers”) certain of its outstanding 10.750% Senior Secured Notes due 2029, 10.750% Senior Secured Notes due 2030 and 11.125% Senior Secured Notes due 2030, upon the terms and subject to the conditions set forth in an Offer to Purchase dated September 15, 2026.

A copy of the press release announcing the Sabre GLBL Tender Offers is filed as Exhibit 99.4 to this Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Statements made in this Current Report on Form 8-K that are not descriptions of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on management’s current expectations and assumptions and are subject to risks and uncertainties. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “guidance,” “outlook,” “trend,” “pro forma,” “on course,” “on track,” “target,” “potential,” “benefit,” “goal,” “believe,” “plan,” “confident,” “anticipate,” “indicate,” “trend,” “position,” “optimistic,” “will,” “forecast,” “continue,” “strategy,” “estimate,” “project,” “may,” “should,” “would,” “intend,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements, including the risk that the Offering, the concurrent Sabre Financial Tender Offer and Consent Solicitation, and the Sabre GLBL Tender Offers may not be consummated. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 6, 2026, our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 18, 2025 and in our other filings with the SEC. We cannot guarantee future events, including our ability to realize the anticipated benefits of the Offering, the Sabre Financial Tender Offer and Consent Solicitation, the Sabre GLBL Tender Offers and the concurrent refinancing transaction, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, we undertake no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Launch Press Release dated September 14, 2026

99.2	Pricing Press Release dated September 15, 2026

99.3	Sabre Financial Tender Offer and Consent Solicitation Announcement Press Release dated September 14, 2026

99.4	Sabre GLBL Tender Offers Announcement Press Release dated September 15, 2026

104	Cover Page Interactive Data File-formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2026

Sabre Corporation

By:	/s/ Rochelle Boas
Name:	Rochelle Boas
Title:	Executive Vice President and Chief Legal Officer